UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 25, 2003
                                                       -------------------------


                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                   333-86366                 13-3411414
--------------------------------------------------------------------------------
      (State or other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)         Identification Number)
      Incorporation)


                         ------------------------------

                               383 Madison Avenue
                            New York, New York 10179
                          (principal executive offices)
                                 (212) 272-2000

Item 5.     Other Events.
            ------------

            Attached as an exhibit is a Collateral Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") in respect of the Registrant's proposed offering of Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Certificates of the Commercial Mortgage Pass-Through Certificates, Series 2003-TOP12 (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-86366) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

            The Collateral Term Sheet was prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheet.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------------                         -----------

(99.1) Collateral Term Sheet prepared by Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated in connection with Bear Stearns
                                          Commercial Mortgage Securities Inc.,
                                          Commercial Mortgage Pass-Through
                                          Certificates, Series 2003-TOP12, Class
                                          A-1, Class A-2, Class A-3, Class A-4,
                                          Class B, Class C and Class D
                                          Certificates.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2003

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.


By: /s/ Michael A. Forastiere
   ----------------------------
   Name:  Michael A. Forastiere
   Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit Number              Description                           Electronic (E)
--------------              -----------                           --------------
Exhibit No. 99.1            Collateral Term Sheet prepared                E
                            by Bear, Stearns & Co. Inc. and
                            Morgan Stanley & Co.
                            Incorporated in connection with
                            Bear Stearns Commercial Mortgage
                            Securities Inc., Commercial
                            Mortgage Pass-Through
                            Certificates, Series 2003-TOP12,
                            Class A-1, Class A-2, Class A-3,
                            Class A-4, Class B, Class C and
                            Class D Certificates.